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       FTI
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      Funds
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                                  ANNUAL REPORT
                                 TO SHAREHOLDERS
                                NOVEMBER 30, 1998

                            FTI SMALL CAPITALIZATION
                                   EQUITY FUND



        FTI INTERNATIONAL EQUITY FUND


EDGEWOOD SERVICES, INC.
------------------------------
Distributor


Cusip 302927108 SCEF                        [LOGO RECYCLED PAPER]
Cusip 302927207 IEF
G01980-01 (1/99)



President's Message
-------------------------------------------------------------------------------


Dear Shareholder:

I am pleased to present the third Annual Report to Shareholders for the FTI Funds, which covers each Fund's operation over the fiscal year from December 1, 1997, through November 30, 1998.

This report begins with a commentary by each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. After the commentary is a set of graphs showing each Fund's total return since inception, followed by a complete list of each Fund's holdings and the financial statements.

FTI Small Capitalization Equity Fund

This Fund seeks growth through a diversified portfolio of small-company stocks. After a strong 1997, the Fund's performance reflected the volatility that impacted small-cap stocks in 1998.* As a result, the Fund produced a negative total return of (5.34%)** as the net asset value declined from $14.37 to $13.26. The Fund paid capital gains of $0.35. Net assets totaled $46 million at the end of the reporting period.

FTI International Equity Fund

This Fund seeks growth by investing in a diversified portfolio of stocks and debt obligations of issuers located outside the United States. In a volatile international marketplace, characterized by continued difficulties in the Asian and Latin American regions and a strong Europe, the Fund's portfolio of international stocks continued to perform well over the year.+ The fund's total return of 14.61%** was achieved through dividends totaling $0.12 per share and a net asset value increasing from $12.20 to $13.85. Net assets reached $74 million at the end of the reporting period.

I am pleased to announce that on December 8, 1998, four new funds were added to the FTI family--a tax-free municipal bond fund, an investment grade bond fund, a large-cap stock fund and a large-cap growth and income stock fund. These funds will be included in future shareholder reports. Shareholders desiring further information about any of these funds, including a Prospectus, may call 1-888-FIDUCIARY.

Thank you for pursuing your financial goals through the FTI Funds. As we begin a new year, we look forward to keeping you up-to-date on your investment progress through the highest level of service possible.

Sincerely,

/s/ Edward C. Gonzales

President
January 15, 1999

 *Small-cap stocks have historically experienced greater volatility than stocks of companies with larger capitalizations.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.


Investment Review
-------------------------------------------------------------------------------

FTI Small Capitalization Equity Fund
Performance

The Small Capitalization Equity Fund (the "Fund") ended the fiscal year with a net asset value ("NAV") per share of $13.26 and net assets of $46.2 million. The investment return for the Fund versus the Russell 2000 Growth Index* is shown below. The Fund out-performed its benchmark, the Russell 2000 Growth Index, by 1.8% for the fiscal year ended November 30, 1998. The reasons for the out-performance were a slight overweighting in technology, and an underweighting in finance and oil service areas. The Fund ranked in the second quartile in its peer group according to Lipper Analytical Services, Inc. (it was ranked number 225 out of 625 small-cap funds for the year ended November 30, 1998).

                                                             Annualized
                                              Fiscal Year      Since
                                             Ended 11/30/98  Inception+
                                             --------------  ----------
       FTI Small Capitalization Equity Fund       (5.3%)**     11.0%**
       +Inception date is December 22, 1995
       Russell 2000 Growth Index                  (7.1%)        6.0%


 *The Russell 2000 Growth Index is represented by those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


-------------------------------------------------------------------------------

November 1998 Fiscal Year-End Market Review

Small-cap stocks* underperformed large-cap stocks by a wide margin in 1998. Only in 1929 and 1937 was the performance of small-cap stocks similarly disappointing. This year, the Russell 2000 Index** lagged behind the Standard & Poor's 500 Index*** by more than 20%.

The major cause for the underperformance of small-cap stocks was investor concern. Beginning in October 1997 and extending for a full year, the global capital markets shunned riskier asset classes even if some of them, such as small-cap growth stocks, offered very compelling return potential. The burst of negative sentiment began with the collapse of Asian economies and peaked with the downfall of Long Term Capital Management. During shorter time periods, irrational sentiment can drive certain sectors of the market, and small-cap stocks experienced this phenomenon in 1998.

Since October 8, 1998 (the nadir of the small-cap market), small-cap stocks have outperformed large-cap stocks by several percentage points. Based on compelling indicators, we believe this rebound will continue through the year 2000 and beyond. For the first three quarters of 1998, two of three catalysts for a small-cap stock resurgence were present:

1) Small-cap earnings growth is predicted to be 27% for 1999 compared to single-digit growth for large-cap stocks.

2) Small-cap stocks are valued at 15 times their 1999 earnings potential compared to 27 times for large-cap stocks.

During the fourth quarter, the third catalyst appeared to fall into place: positive investor sentiment (and the resulting cash flows). As U.S. Federal Reserve Chairman Alan Greenspan adeptly managed the economy, fears of a global financial crisis subsided. Cash flows into small-cap funds had been negative or negligible during August through October, but in November, flows were $3.2 billion. As demand increased for small-cap stocks, supply remained low (classic Economics 101 for price increases). Initial Public Offerings (IPOs) were almost nonexistent in November (14 IPOs compared with 82 in November
1997).

We believe that small-cap stocks are positioning themselves for growth at the expense of large-cap stocks. In the long-term, price appreciation is a result of earnings growth. If that axiom holds in 1999, small-cap growth stocks will show price appreciation, both real and relative.


  *Small-cap stocks have historically experienced greater volatility than stocks of companies with larger capitalizations.

 **The Russell 2000 Index is a trademark/service mark of the Frank Russell
   Company. RussellTM is a trademark of the Frank Russell Company. The fund is neither affiliated with nor promoted, sponsored, or endorsed by the Frank Russell Company. Frank Russell's only relationship to the fund is the licensing of the use of the Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Index. Frank Russell Company is not responsible for and has not reviewed the fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

***The Standard & Poors 500 Index is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged and investments cannot be made in an index.


-------------------------------------------------------------------------------

Investment Outlook and Strategy

We continue to have a positive long-term outlook for the small capitalization asset class. The stocks held by the Fund are selling at a reasonable discount to their growth rates. We continue to find plenty of companies that offer excellent long-term growth potential. We believe that current demographics will favorably impact the growth of new money invested in this sector through substantial increases in retirement savings as well as greater investment diversity within these savings.

Our investment strategy is to focus primarily on stock selection as the key to performance. We search for under-researched companies with excellent balance sheets, recurring revenues, franchise value, and strong, committed managements that are likely to be paid for their performance with stock in their companies. The Fund is invested broadly across all sectors to diversify risk, and we believe the Fund is advantageously positioned for growth in 1999.

FTI SMALL CAPITALIZATION EQUITY FUND
TOP TEN EQUITY HOLDINGS

COMPANY NAME                         COMPANY DESCRIPTIONS             % OF PORTFOLIO
Veritas Software Corp.               Technology                            1.91%
Inktomi Corp.                        Technology                            1.69
Agouron Pharmaceuticals, Inc.        Biotech                               1.67
AmeriTrade Holding Corp.             Finance                               1.58
On Assignment, Inc.                  Service                               1.51
Jones Pharmaceutical, Inc.           Healthcare                            1.49
Lycos, Inc.                          Internet                              1.48
Comverse Technology, Inc.            Technology                            1.47
DeVry, Inc.                          Education                             1.46
Metzler Group, Inc.                  Service                               1.46

                   SECTOR ALLOCATION AS OF NOVEMBER 30, 1998


[GRAPHIC] - See Appendix A.




FTI Small Capitalization Equity Fund
--------------------------------------------------------------------------------

Growth of $10,000 Invested in FTI Small Capitalization Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1998, compared to the Russell 2000 Growth Index.+


[GRAPHIC] - See Appendix B.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


-------------------------------------------------------------------------------

FTI International Equity Fund
Performance

The FTI International Equity Fund (the "Fund") ended the fiscal year with an NAV per share of $13.85 and net assets of $74.4 million. The investment returns for the Fund versus the Morgan Stanley Capital International Europe, Australia, and Far East Index (the "MSCI EAFE")* are shown below. In recent years the MSCI EAFE has underperformed most actively managed funds; the excessive currency and market volatility seen this year led to a reversal of this trend with the MSCI EAFE delivering top quartile returns over the past twelve months. Though the Fund underperformed the MSCI EAFE over this reporting period, the 14.6% return over the past year compares favorably with our mutual fund peer group, placing the Fund in the second quartile of comparable mutual funds investing in international equities, according to Lipper Analytical Services, Inc. (it was ranked number 134 out of 512 international funds for the year ended November 30, 1998). The 1.9% underperformance of the Fund versus the benchmark index, the MSCI EAFE, during the fiscal year was due to the combination of several factors: 1) negative contribution from the Fund's Japanese yen and core-European currency hedges;
2) stock selection weakness in U.K. and German shares which suffered during the volatile third quarter market corrections; partially offset by 3) regional asset allocation gains, primarily from the Fund's overweight position in European shares at the expense of Japanese equities. (Note: all returns herein refer to MSCI indices and are in U.S. dollars, unless otherwise noted.)

                                             Fiscal Year  Annualized
                                                Ended       Since
                                              11/30/98    Inception+
                                             -----------  ----------
       FTI International Equity Fund            14.6%**     12.8%**
       +Inception date is December 22, 1995
       MSCI EAFE (incl. net dividends)          16.5%        8.0%


 * Morgan Stanley Capital International Europe, Australia, and Far East Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. This index is an unmanaged index and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


-------------------------------------------------------------------------------

November 1998 Fiscal Year-End Market Review

The MSCI EAFE 16.5% headline return for international equities for the year ended November 30, 1998, masks the extreme volatility that was a constant feature in global financial markets during the reporting period. Equity markets were participants in three separate stages over the past twelve months. The first stage, lasting until the end of June, saw Western equity markets register strong gains fueled by the acceleration of the economic and earnings recovery that began in 1997. Russia's devaluation and debt default, the unprecedented turnaround in the Japanese yen, hedge fund collapses, a potential Brazilian devaluation, and the lack of U.S. leadership from a scandal-plagued President comprised the second stage, leading to massive selling by global investors during the third quarter. The third stage began on an ominous note; however, the global uncertainty was apparently lifted after the U.S. Federal Reserve Chairman Alan Greenspan cut interest rates, paving the way for a coordinated effort by central bankers to counter a panic-driven credit crunch that threatened all economies and financial markets.

From a regional perspective, European equities were the international leaders over the past twelve months, delivering an average gain of 27.7%. Interest rate convergence in preparation for European Monetary Union, relatively strong earnings growth, and the move to an Anglo-Saxon equity culture were the principal drivers of equity performance for European shares. Though economic growth was relatively weak in Italy and Spain, both countries were prime beneficiaries of lower interest rates and increased equity ownership by retail investors, resulting in gains of 51.3% and 48.9%, respectively in those markets. French equities (+40.7%) benefited from a pick-up in consumer spending, while German equities (+31.5%) turned in a solid performance despite the market's global economic exposure via German financials and exporters. To no one's surprise, Norwegian equities (-27.5%) lagged all equity markets as weak oil prices, combined with interest rate hikes designed to control domestic economic strength, proved too much for investors to handle.

While cyclical stocks outperformed in the early part of this reporting period, defensive sectors emerged as the star performers as more realistic growth assumptions crept into the markets during the latter half of 1998. Throughout the fiscal year, the portfolio was consistently exposed to service, technology, pharmaceutical, and domestic financial companies, which performed relatively well. The primary drag on the Fund's European equity performance occurred during the third quarter as our exposure to investment management companies and reports on restructuring of cyclical companies, particularly in the specialty chemicals sector, led to sharp underperformance during the market decline. Our overweighting of European shares in the first half of the year contributed to strong outperformance for the Fund. After having had 90% of the Fund's assets in U.K. and European equities during the third quarter, we have scaled back the portfolio's exposure to 82% (heading toward 76%). Our principal worry at this juncture is that earnings growth expectations across Europe are still too high and may lead to earnings disappointments early next year. It is not surprising that in such an environment, we have positioned the portfolio defensively, focusing on pharmaceuticals (Novartis, Glaxo Wellcome), technology (Nokia, Misys), publishing (Wolters Kluwer), and domestic financials (Bank of Ireland, HypoVereinsbank).

A false beginning occurred for Japanese equities early in 1998 as investors naively marked up Japanese shares in line with rallies taking place elsewhere in the world's equity markets. As investors quickly tuned in to the severity of Japan's economic problems and the country's desperate need for a bailout of its banking system, the Japanese market underperformed, declining 4.7% over the past twelve months. For the past year, the Japanese economy has been in the middle of the worst economic decline since the government began to compile statistics


-------------------------------------------------------------------------------

in 1955. The country's problems have been well documented: tax hikes in 1997, a credit crunch due to a severely undercapitalized banking system, loss of competitiveness with neighboring Asian trading partners, and political inaction. With all of these problems evident, the 2% decline in Japanese equities for the seven months ended June 30, 1998 was not surprising. Though the market fell in harmony with other global markets during the third quarter, declining 15%, the yen's dramatic turnaround set the stage for Japanese outperformance towards the end of the year.

The movement of the yen throughout the year closely paralleled the relative strengths of various sectors in the Japanese market during this reporting period. With poor economic growth and a weak yen, exporters outperformed during the first half of the year. With the yen turnaround and encouraging signs coming from the government regarding a fiscal stimulus package and a recapitalization of the banking system, domestic cyclicals, banks, and construction companies outperformed during the second half of the year. We have noted several times in the past that the Japanese government habitually promises less than what the market (and economy) needs, then delivers less than what it promises. We do not think that the present government has suddenly changed; however, what does seem apparent this time is that with the economy performing as poorly as it is, they seem to be grasping the severity of the problem. The (Yen)24 trillion stimulus package and a (Yen)60 trillion bank bailout are steps in the right direction.

Partly as a result of diminished prospects in Europe and the U.K., and partly due to improving prospects in Japan, we have increased the Fund's exposure to Japanese equities from a low of 10% earlier in the year, to its present 15% level (heading toward 18%). While we maintain our traditional holdings in export and technology (Sony, Canon), the focus of the increased exposure is in more defensive areas such as pharmaceuticals (Takeda Chemical Industries) and cellular telephony (NTT Mobile Communication).

Asian Pacific equities' participation in the first stage lasted about six weeks before investors realized that any hopes for a "V"-style economic recovery after 1997's turmoil were unrealistic. As reality crept back into the markets, Asian equities registered a decline of 16.8% for the seven months ended June 30, 1998. Though emerging markets were the initial source of much of the pain felt by international investors during the third quarter, on a relative basis Asian Pacific equities were the surprising stars, declining only 8.9%. The second-half strength exhibited by Asian Pacific markets was due to several factors: 1) a weakening dollar versus the yen gave Asian currencies an effective devaluation versus Japan; 2) U.S. interest rate cuts took pressure off of Asian currencies, paving the way for interest rate reductions across the region; and 3) with a sense of calm restored, investors saw the 50% to 60% decline in the Hong Kong property market as the bottom and thus a buying opportunity, triggering a rally in the property-sensitive Hong Kong equity market. The portfolio benefited from minimal exposure to the region over the past year, as Asian Pacific equities registered a decline of 5.3% (- 18.1% for Emerging Asia). Looking forward, we expect the economies to have a rough 1999; however, with the sense of panic removed, and a more favorable interest rate and currency environment, we have recently begun to build exposure to the region (Cheung Kong, a Hong Kong property/conglomerate).

Though growth prospects were relatively attractive in Latin America, Latin American equities were weak over the past twelve months, declining 25.0%. Investors continued to overlook respectable growth in Argentina and Mexico, focusing instead on a likely Brazilian devaluation. President Cardoso's re-election, the subsequent $42 billion IMF rescue package, an announced fiscal austerity plan, and progress with social security reform kept investor worries at bay during October and November, leading to a gain of 16.1%. Looking at Latin America's


-------------------------------------------------------------------------------

relative growth prospects versus the historically low valuations for the region's equity markets, it is clear that investors continue to expect some level of Brazilian devaluation in 1999. While we agree that a Brazilian real devaluation is easily possible, we are comfortable taking a relatively defensive position in a Mexican beverage company (FEMSA), which should experience little operational impact from any Brazilian devaluation.

Investment Outlook and Strategy

Our current investment outlook is focused on managing expectations. We acknowledge that Europe has the best absolute growth prospects for 1999, however, with sell-side earnings growth estimates of 12%-14% versus our internal estimates of mid single-digit growth, we feel there is potential for European companies to disappoint investors in the first half of the year. Accordingly, the portfolio's U.K. and European exposure is primarily focused on defensive companies with more predictable earnings streams. The Fund's other significant exposure is in Japanese equities. Here too, we are focusing on expectations. The bad news is that the Japanese government will most likely fail to deliver on this year's announced fiscal stimulus packages and bank rescue plans. The good news is that no one is expecting them to deliver, and, equally important, the Nikkei does not appear to be pricing in any kind of significant economic recovery in the near future (which is good, because neither are we). What the Japanese equity market does offer is: 1) the potential to outperform if the government recognizes the severity of the problems facing the Japanese economy and delivers most of what they promised; and 2) low correlation to global markets (i.e. Japan is a relatively good hedge on any potential correction in global markets due to a Brazilian devaluation or from Western growth estimates being significantly reduced).



Source for international market performance information is the Morgan Stanley Capital International Europe, Australia, and Far East Index.



FTI International Equity Fund--November 30, 1998
--------------------------------------------------------------------------------


         Regional Allocation                     Sector Allocation


        [GRAPHIC]-See Appendix C.              [GRAPHIC]-See Appendix D.


                             Top Regional Holdings

Region         Company                                     Sector               % of Portfolio
------         -------                                     ------               --------------
Europe         HypoVereinsbank                             Banking                   3.1%
               ForeningsSparbanken AB                      Banking                   3.0%

U.K./Ireland   Williams PLC                                Services                  2.8%
               Glaxo Wellcome PLC                          Pharmaceutical            2.8%

Japan          Bank of Tokyo-Mitsubishi Ltd.               Banking                   2.1%
               Sony Corp.                                  Consumer Electronics      2.0%

Asia Pacific   Cheung Kong (Holdings) Ltd.                 Property Development      1.0%

Latin America  Fomento Economico Mexicano, SA de C.V., ADR Beverage                  0.9%


FTI International Equity Fund
--------------------------------------------------------------------------------

Growth of $10,000 Invested in FTI International Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1998 compared to the Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE").+


[GRAPHIC] - See Appendix E.


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.



FTI Small Capitalization Equity Fund
Portfolio of Investments
November 30, 1998
--------------------------------------------------------------------------------

   Shares                                                           Value
----------------------------------------------------------------------------
            Common Stocks--95.2%
            Aerospace & Defense--1.2%
     22,500  AAR Corp.                                           $   568,125
                                                                 -----------
            Banking--0.5%
      7,750  Texas Regional Bancshares, Inc., Class A                212,156
                                                                 -----------
            Basic Industry--1.8%
     11,000  Minerals Technologies, Inc.                             482,625
     19,300  Schnitzer Steel Industries, Inc., Class A               347,400
                                                                 -----------
            Total                                                    830,025
                                                                 -----------
            Basic Materials--2.7%
      7,100  Aptargroup, Inc.                                        198,356
     21,000  (a)CompX International, Inc.                            526,312
     15,000  Kaydon Corp.                                            529,687
                                                                 -----------
            Total                                                  1,254,355
                                                                 -----------
            Commercial Services--5.6%
      4,900  (a)Abacus Direct Corp.                                  282,056
     11,000  (a)Consolidated Graphics, Inc.                          633,187
     30,000  Nielsen Media Research                                  450,000
     20,000  (a)On Assignment, Inc.                                  711,250
     30,000  (a)School Specialty, Inc.                               506,250
                                                                 -----------
            Total                                                  2,582,743
                                                                 -----------
            Computer Software--0.9%
     11,200  (a)Real Networks, Inc.                                  431,200
                                                                 -----------
            Computers--0.5%
      6,000  (a)Transaction Systems Architects, Inc., Class A        228,000
                                                                 -----------
            Consulting Services--2.8%
      7,000  (a)Cambridge Technology Partners, Inc.                  146,125
     20,000  (a)First Consulting Group, Inc.                         470,000
     16,500  (a)Metzler Group, Inc.                                  684,750
                                                                 -----------
            Total                                                  1,300,875
                                                                 -----------
            Consumer Durables--1.0%
     18,000  (a)Furniture Brands International, Inc.                 457,875
                                                                 -----------
            Consumer Non-Durables--1.6%
     25,000  (a)Gardenburger, Inc.                                   262,500
      4,400  Tootsie Roll Industries, Inc.                           167,750
     19,000  (a)Twinlab Corp.                                        315,875
                                                                 -----------
            Total                                                    746,125
                                                                 -----------

   Shares                                                   Value
--------------------------------------------------------------------
            Common Stocks (continued)
            Consumer Services--2.5%
     15,000  (a)ITT Educational Services, Inc.           $   493,125
     30,000  (a)Medialink Worldwide, Inc.                    652,500
                                                         -----------
            Total                                          1,145,625
                                                         -----------
            Education--1.5%
     26,000  (a)DeVRY, Inc.                                  685,750
                                                         -----------
            Electronic Technology--7.1%
     12,000  (a)Comverse Technology, Inc.                    690,000
      8,400  (a)MIPS Technologies, Inc.                      203,175
     18,000  (a)Macrovision Corp.                            654,750
      8,400  (a)Network Appliance, Inc.                      631,050
     10,000  (a)PMC-Sierra, Inc.                             538,750
     36,000  (a)Tekelec, Inc.                                558,000
                                                         -----------
            Total                                          3,275,725
                                                         -----------
            Energy--0.1%
      5,800  (a)Tuboscope Inc.                                48,212
                                                         -----------
            Environmental Control--1.2%
     26,977  (a)Tetra Tech, Inc.                             566,517
                                                         -----------
            Financial Services--8.1%
     30,000  (a)AmeriTrade Holding Corp., Class A            742,500
      5,700  (a)ChoicePoint, Inc.                            331,313
     17,000  (a)E*Trade Group, Inc.                          460,063
     49,300  (a)Franchise Mortgage Acceptance Co. LLC        474,512
     20,000  (a)HealthCare Financial Partners, Inc.          657,500
     60,000  (a)Imperial Credit Industries, Inc.             607,500
     16,000  Legg Mason, Inc.                                477,000
                                                         -----------
            Total                                          3,750,388
                                                         -----------
            Forest Products & Paper--0.9%
     20,000  Universal Forest Products, Inc.                 397,500
                                                         -----------
            Health Technology--2.0%
     25,000  (a)Alkermes, Inc.                               459,375
      7,000  (a)Medimmune, Inc.                              468,125
                                                         -----------
            Total                                            927,500
                                                         -----------
            Healthcare--8.7%
     18,000  (a)Agouron Pharmaceuticals, Inc.                785,250
     40,000  (a)American Oncology Resources, Inc.            447,500
     12,100  (a)Curative Health Services, Inc.               347,875
     35,000  (a)Fuisz Technologies Ltd.                      424,375
     14,700  (a)Genset, ADR                                  424,463


FTI Small Capitalization Equity Fund
--------------------------------------------------------------------------------

   Shares                                                       Value
------------------------------------------------------------------------
            Common Stocks (continued)
            Healthcare (continued)
      1,800  (a)Gentle Dental Service Corp.                  $    14,400
     40,000  (a)International Isotopes, Inc.                     470,000
     19,500  Jones Pharmaceutical, Inc.                          702,000
     24,000  (a)RehabCare Group, Inc.                            430,500
                                                             -----------
            Total                                              4,046,363
                                                             -----------
            Industrial Services--1.5%
     25,000  (a)BJ Services Co.                                  345,313
     18,000  (a)Core Laboratories N.V.                           340,875
                                                             -----------
            Total                                                686,188
                                                             -----------
            Insurance--3.9%
     25,000  Arm Financial Group, Inc, Class A                   537,500
     10,500  Executive Risk, Inc.                                567,000
      2,500  (a)Markel Corp.                                     417,500
      3,600  Transatlantic Holdings, Inc.                        273,600
                                                             -----------
            Total                                              1,795,600
                                                             -----------
            Medical Supplies--1.2%
     15,700  (a)Lincare Holdings, Inc.                           541,650
                                                             -----------
            Oil--1.5%
     16,000  (a)Atwood Oceanics, Inc.                            300,000
     25,000  (a)Transmontaigne Oil Co.                           375,000
                                                             -----------
            Total                                                675,000
                                                             -----------
            Process Industries--0.8%
     20,000  (a)Hines Horticulture, Inc.                         165,000
      6,000  OM Group, Inc.                                      217,125
                                                             -----------
            Total                                                382,125
                                                             -----------
            Producer Manufacturing--3.3%
     32,000  (a)Cable Design Technologies, Class A               590,000
     20,000  (a)Hanover Compressor Co.                           452,500
     16,000  (a)MotivePower Industries, Inc.                     487,000
                                                             -----------
            Total                                              1,529,500
                                                             -----------
            Services--9.1%
      5,000  (a)Bally Total Fitness Holding Corp.                118,438
     17,900  (a)Charles River Associates, Inc.                   407,225
     12,400  (a)Maximus, Inc.                                    378,200
     17,500  (a)Peterson Cos., Inc.                              418,906
     15,000  (a)Profit Recovery Group International, Inc.        506,250
     31,000  (a)Provant, Inc.                                    627,750
      5,000  (a)Quintiles Transnational Corp.                    249,375
     19,300  Regis Corp. Minnesota                               646,550

 Shares or
 Principal
  Amount                                                             Value
-----------------------------------------------------------------------------
            Common Stocks (continued)
            Services (continued)
     15,000  (a)Renters Choice, Inc.                              $   361,875
     18,000  (a)Wackenhut Corrections Corp.                           486,000
                                                                  -----------
            Total                                                   4,200,569
                                                                  -----------
            Technology--18.0%
     14,000  (a)Aspect Development, Inc.                              468,125
     16,100  (a)BEA Systems, Inc.                                     193,200
     10,000  (a)CNET, Inc.                                            530,625
      8,000  (a)Citrix Systems Inc.                                   664,000
     20,000  (a)Genesys Telecommunications Laboratories, Inc.         573,750
     11,100  Henry Jack & Associates, Inc.                            557,775
     20,000  (a)Infoseek Corp.                                        681,250
      6,000  (a)Inktomi Corp.                                         794,250
     11,800  (a)Lycos, Inc.                                           696,200
     25,000  (a)Manhattan Associates, Inc.                            434,375
      8,000  (a)MicroStrategy, Inc.                                   180,000
     30,000  (a)PsiNet, Inc.                                          562,500
     15,000  (a)TSI International Software Ltd.                       547,500
     10,000  (a)Uniphase Corp.                                        541,875
     15,000  (a)Veritas Software Corp.                                896,250
                                                                  -----------
            Total                                                   8,321,675
                                                                  -----------
            Telecommunications--3.2%
     30,000  (a)Capstar Broadcasting Corp., Class A                   536,250
     12,000  (a)IXC Communications, Inc.                              328,500
     50,000  (a)Primus Telecommunications Group, Inc.                 637,500
                                                                  -----------
            Total                                                   1,502,250
                                                                  -----------
            Transportation--2.0%
     13,000  ASA Holdings Ltd.                                        441,188
     17,500  (a)Coach USA, Inc.                                       496,563
                                                                  -----------
            Total                                                     937,751
                                                                  -----------
            Total Common Stocks (identified cost $38,468,289)      44,027,367
                                                                  -----------
            (b)Repurchase Agreement--6.4%
 $2,944,000  J.P. Morgan & Co., Inc., 4.00%, dated 11/30/1998,
             due 12/1/1998 (at amortized cost)                      2,944,000
                                                                  -----------
            Total Investments (identified cost $41,412,289)(c)    $46,971,367
                                                                  ===========


FTI Small Capitalization Equity Fund
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio, November 30, 1998.

(c) The cost of investments for federal tax purposes amounts to $42,232,235. The net unrealized appreciation of investments on a federal tax basis amounts to $4,739,132 which is comprised of $7,652,874 appreciation and $2,913,742 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($46,232,806) at November 30, 1998.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)


FTI International Equity Fund
Portfolio of Investments
November 30, 1998
--------------------------------------------------------------------------------

   Shares                                                        Value
-------------------------------------------------------------------------
            Common Stocks--96.3%
            Denmark--1.8%
     20,500  ISS International Service System A/S, Class B    $ 1,350,985
                                                              -----------
            Finland--2.5%
     18,700  Nokia Oyj                                          1,830,668
                                                              -----------
            France--9.1%
     12,000  Axa                                                1,550,306
      7,600  Castorama Dubois                                   1,536,244
      3,800  Danone                                             1,108,767
      6,300  Havas Advertising SA                               1,090,751
     12,127  Total SA, Class B                                  1,502,766
                                                              -----------
            Total France                                        6,788,834
                                                              -----------
            Germany--7.5%
     26,500  HypoVereinsbank                                    2,293,142
      3,920  Buderus AG                                         1,513,514
     28,900  Douglas Holding AG                                 1,805,771
                                                              -----------
            Total Germany                                       5,612,427
                                                              -----------
            Hong Kong--1.0%
    104,000  (a)Cheung Kong (Holdings) Ltd.                       748,805
                                                              -----------
            Ireland--3.4%
     95,093  Bank of Ireland                                    1,973,876
      7,900  (a)Elan Corp. PLC, ADR                               538,188
                                                              -----------
            Total Ireland                                       2,512,064
                                                              -----------
            Italy--9.1%
    195,000  ENI SPA                                            1,209,064
    274,600  Telecom Italia Mobile SPA                          1,798,244
    205,000  Telecom Italia SPA                                 1,660,381
    374,000  Unicredito Italiano SPA                            2,125,215
                                                              -----------
            Total Italy                                         6,792,904
                                                              -----------
            Japan--15.2%
    143,000  Bank of Tokyo-Mitsubishi Ltd.                      1,555,357
     58,000  Canon, Inc.                                        1,280,518
     34,500  Circle K Japan Co. Ltd.                            1,405,763
    131,000  NGK Spark Plug Co., Ltd.                           1,210,049
         39  (a)NTT Mobile Communication Network, Inc.          1,487,825
      8,000  Rohm Co., Ltd.                                       675,325
     21,000  Sony Corp.                                         1,535,795
     22,000  Takeda Chemical Industries                           741,071

   Shares                                                         Value
--------------------------------------------------------------------------
            Common Stocks (continued)
            Japan (continued)
     61,000  Tokyo Electric Power Co.                          $ 1,391,315
                                                               -----------
            Total Japan                                         11,283,018
                                                               -----------
            Mexico--0.9%
     28,200  (a)Fomento Economico Mexicano, SA de C.V., ADR        669,750
                                                               -----------
            Netherlands--7.5%
     28,500  Akzo Nobel N.V.                                     1,168,283
     32,100  Nutreco Holding N.V.                                1,258,791
     27,300  Koninklijke (Royal) Philips Electronics N.V.        1,727,171
      7,700  Wolters Kluwer N.V.                                 1,467,491
                                                               -----------
            Total Netherlands                                    5,621,736
                                                               -----------
            Portugal--1.6%
     39,700  Banco Comercial Portugues, SA Class R               1,209,268
                                                               -----------
            Spain--2.2%
     41,700  Sol Melia, SA                                       1,652,400
                                                               -----------
            Sweden--6.3%
     15,000  Assa Abloy AB                                         599,041
     80,300  ForeningsSparbanken AB                              2,249,742
     66,000  Telefonaktiebolaget LM Ericsson                     1,832,883
                                                               -----------
            Total Sweden                                         4,681,666
                                                               -----------
            Switzerland--5.0%
      2,011  Adecco SA                                             872,782
      1,036  Novartis                                            1,943,938
      2,580  (a)Swisscom AG                                        868,438
                                                               -----------
            Total Switzerland                                    3,685,158
                                                               -----------
            United Kingdom--23.2%
    163,000  Amvescap PLC                                        1,326,825
     47,000  British Petroleum Co. PLC                             733,766
    156,000  Compass Group PLC                                   1,644,237
    151,000  Electrocomponents PLC                               1,070,987
     66,000  Glaxo Wellcome PLC                                  2,086,916
     83,000  Alliance Unichem PLC                                  818,688
    182,000  Hays PLC                                            1,537,023
    106,520  Lloyds TSB Group PLC                                1,480,267
    205,240  Misys PLC                                           1,445,535


FTI International Equity Fund
-------------------------------------------------------------------------------


   Shares                                                Value
-----------------------------------------------------------------
            Common Stocks (continued)
            United Kingdom (continued)
     60,700  Select Appointments Holdings PLC, ADR    $ 1,214,000
    122,000  Vodafone Group PLC                         1,801,033
    341,846  Williams PLC                               2,114,466
                                                      -----------
            Total United Kingdom                       17,273,743
                                                      -----------
            Total Common Stocks (identified
             cost $64,524,571)                         71,713,426
                                                      -----------

 Shares or
 Principal
  Amount                                                             Value
-----------------------------------------------------------------------------
            Preferred Stocks--1.4%
            Germany--1.4%
      5,100  Fresenius AG (identified cost $1,041,708)            $ 1,016,122
                                                                  -----------
            (b)Repurchase Agreement--3.2%
 $2,386,000  J.P. Morgan & Co., Inc., 4.00%, dated 11/30/1998, due 12/1/1998
             (at amortized cost)                                    2,386,000
                                                                  -----------
            Total Investments (identified
             cost $67,952,279)(c)                                 $75,115,548
                                                                  ===========

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio, November 30, 1998.

(c) The cost of investments for federal tax purposes amounts to $67,970,687. The net unrealized appreciation of investments on a federal tax basis amounts to $7,144,861 which is comprised of $10,068,560 appreciation and $2,923,699 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($74,445,273) at November 30, 1998.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)


FTI Funds
Statement of Assets and Liabilities
November 30, 1998
--------------------------------------------------------------------------------

                                                      Small
                                                  Capitalization International
                                                   Equity Fund    Equity Fund
------------------------------------------------------------------------------
Assets:
Total investments in securities at value           $46,971,367    $75,115,548
Income receivable                                       11,939        148,071
Cash denominated in foreign currencies
(identified cost $0, and $37,629, respectively)             --         37,526
Net receivable for foreign currency exchange
contracts sold                                              --        183,739
Receivable for investments sold                        174,515        733,690
Receivable for shares sold                             220,000         20,000
Deferred organizational costs                           20,734         20,731
                                                   -----------    -----------
 Total assets                                       47,398,555     76,259,305
                                                   -----------    -----------
Liabilities:
Payable for investments purchased                  $ 1,011,787    $   207,438
Payable for taxes withheld                                  --         15,023
Payable for shares redeemed                             78,744        858,755
Payable to Bank                                            235        605,343
Payable for investment advisory fee                     36,726         59,610
Accrued expenses                                        38,257         67,863
                                                   -----------    -----------
 Total liabilities                                   1,165,749      1,814,032
                                                   -----------    -----------
Net Assets                                         $46,232,806    $74,445,273
                                                   -----------    -----------
Net Assets Consist of:
Paid in capital                                    $43,386,986    $67,500,574
Net unrealized appreciation of investments and
 translation of assets
 and liabilities in foreign currency                 5,559,078      7,346,729
Accumulated net realized loss on investments and
foreign currency transactions                       (2,713,258)      (223,295)
Accumulated distributions in excess of net
investment income                                           --       (178,735)
                                                   -----------    -----------
 Total Net Assets                                  $46,232,806    $74,445,273
                                                   -----------    -----------
Net Asset Value Per Share, Offering Price and
Redemption Proceeds Per Share                           $13.26         $13.85
                                                   -----------    -----------
Shares Outstanding                                   3,485,703      5,376,201
                                                   -----------    -----------
Investments, at identified cost                    $41,412,289    $67,952,279
                                                   -----------    -----------
Investments, at tax cost                           $42,232,235    $67,970,687
                                                   -----------    -----------

(See Notes which are an integral part of the Financial Statements)


FTI Funds
Statement of Operations
Year Ended November 30, 1998
--------------------------------------------------------------------------------

                                                     Small
                                                 Capitalization International
                                                  Equity Fund    Equity Fund
------------------------------------------------------------------------------
Investment Income:
Dividends                                         $    92,445    $  880,254(a)
Interest                                               95,684       169,310
                                                  -----------    ----------
 Total income                                         188,129     1,049,564
Expenses:
Investment advisory fee                               448,146       635,839
Administrative personnel and services fee              75,000        94,569
Custodian fees                                         20,941        72,201
Transfer and dividend disbursing agent fees and
expenses                                               18,447        16,549
Directors'/Trustees' fees                               9,744         8,555
Auditing fees                                          18,717        18,720
Legal fees                                              4,563         4,951
Portfolio accounting fees                              47,473        49,216
Share registration costs                                9,519        20,063
Printing and postage                                    8,790         9,290
Insurance premiums                                      2,503         2,883
Miscellaneous                                          12,825        12,867
                                                  -----------    ----------
 Total expenses                                       676,668       945,703
Reimbursements--
Reimbursement of other operating expenses              (4,449)      (64,749)
                                                  -----------    ----------
 Total Reimbursements                                  (4,449)      (64,749)
                                                  -----------    ----------
Net expenses                                          672,219       880,954
                                                  -----------    ----------
Net investment income (loss)                         (484,090)      168,610
                                                  -----------    ----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized gain (loss) on investments            (2,675,666)      373,175
                                                  -----------    ----------
Net change in unrealized appreciation of
 investments and translation of assets and
 liabilities in foreign currency                      630,545     3,302,983
                                                  -----------    ----------
Net realized and unrealized gain (loss) on
investments and foreign currency                   (2,045,121)    3,676,158
                                                  -----------    ----------
Change in net assets resulting from operations    $(2,529,211)   $3,844,768
                                                  ===========    ==========

(a) Net of foreign taxes withheld of $108,824.

(See Notes which are an integral part of the Financial Statements)



FTI Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                           Small Capitalization
                                Equity Fund          International Equity Fund
                         --------------------------  --------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997
-------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations:
Net investment
income/(net operating
loss)                    $   (484,090) $  (257,294)  $   168,610   $    41,061
Net realized gain
 (loss) on investments
 and foreign currency
 transactions              (2,675,666)   1,470,695       373,175      (837,237)
Net change in
 unrealized
 appreciation of
 investments and
 translation of assets
 and liabilities in
 foreign currency             630,545    3,593,716     3,302,983     3,517,440
                         ------------  -----------   -----------   -----------
 Change in net assets
  resulting from
  operations              (2,529,211)    4,807,117     3,844,768     2,721,264
                         ------------  -----------   -----------   -----------
Distributions to
 Shareholders:
Distributions from net
 investment income                 --           --      (469,709)     (302,675)
Distributions from net
 realized gain on
 investments
 and foreign currency
 transactions              (1,026,646)          --            --            --
                         ------------  -----------   -----------   -----------
 Change in net assets
  from distributions to
  shareholders             (1,026,646)          --      (469,709)     (302,675)
                         ------------  -----------   -----------   -----------
Share Transactions:
Proceeds from sale of
 shares                    19,724,465   22,194,894    39,754,427    29,812,212
Net asset value of
 shares issued to
 shareholders
 in payment of
 distributions declared       356,395           --       102,144       130,938
Cost of shares redeemed   (10,797,899)  (5,813,874)   (9,655,858)   (3,557,689)
                         ------------  -----------   -----------   -----------
 Change in net assets
  from share
  transactions              9,282,961   16,381,020    30,200,713    26,385,461
                         ------------  -----------   -----------   -----------
  Change in net assets      5,727,104   21,188,137    33,575,772    28,804,050
Net Assets:
Beginning of period        40,505,702   19,317,565    40,869,501    12,065,451
                         ------------  -----------   -----------   -----------
End of period            $ 46,232,806  $40,505,702   $74,445,273   $40,869,501
                         ============  ===========   ===========   ===========
Undistributed net
 investment income
 included
 in net assets at end
 of period               $         --           --   $        --   $   179,233
                         ============  ===========   ===========   ===========
Net gain (loss) as
 computed for federal
 tax purposes            $ (1,893,312) $ 1,480,440   $ 1,026,551   $(1,111,192)
                         ============  ===========   ===========   ===========

(See Notes which are an integral part of the Financial Statements)



                      [This Page Intentionally Left Blank]



FTI Funds
Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                                     Distributions
                                   Net        Net Realized                              from Net
                                Investment   and Unrealized                          Realized Gain
                      Net Asset  Income/     Gain/(Loss) on            Distributions on Investments
                       Value,      (Net       Investments   Total from   from Net     and Foreign
Year Ended            Beginning  Operating    and Foreign   Investment  Investment      Currency
November 30,          of Period   Loss)         Currency    Operations    Income      Transactions
---------------------------------------------------------------------------------------------------
Small Capitalization
Fund
1996(a)                $10.00     (0.04)          2.12         2.08           --            --
1997                   $12.08     (0.09)          2.38         2.29           --            --
1998                   $14.37     (0.15)(b)      (0.61)       (0.76)          --         (0.35)

International Equity
Fund
1996(a)                $10.00      0.01(b)        0.99         1.00        (0.01)           --
1997                   $10.99      0.02           1.39         1.41        (0.20)           --
1998                   $12.20      0.04           1.73         1.77        (0.12)           --

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) Computed on an annualized basis.

(e) This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

                                        Ratios to Average Net Assets
                                    ------------------------------------------
               Net Asset
                Value,                            Net                           Net Assets,
    Total       End of     Total               Investment     Expense Waiver/  End of Period Portfolio
Distributions   Period   Return (c) Expenses     Income      Reimbursement (e) (000 omitted) Turnover
------------------------------------------------------------------------------------------------------
       --       $12.08     20.80%     1.50%(d)   (0.68%)(d)        1.51%(d)       $19,318        94%
       --       $14.37     18.96%     1.50%      (0.89%)           0.24%          $40,505       111%
    (0.35)      $13.26     (5.34%)    1.50%      (1.08%)           0.01%          $46,233       158%
    (0.01)      $10.99     10.04%     1.68%(d)    0.05%(d)         3.05%(d)       $12,065        29%
    (0.20)      $12.20     13.01%     1.60%       0.13%            0.13%          $40,869        55%
    (0.12)      $13.85     14.61%     1.39%       0.27%            0.10%          $74,445        68%



FTI Funds
Notes to Financial Statements
November 30, 1998
-------------------------------------------------------------------------------

(1) Organization

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of two diversified portfolios (individually referred to as the "Fund," or collectively as the "Funds") which are presented herein:

           Portfolio Name                   Investment Objective
           --------------                   --------------------
FTI Small Capitalization Equity Fund   To provide growth of principal.
 ("Small Capitalization Equity Fund")
FTI International Equity Fund          To provide growth of principal.
 ("International Equity Fund")

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Subsequent Event--Subsequent to the year ended November 30, 1998, four new funds were added to the Trust. FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Bond Fund, and FTI Municipal Bond Fund each became effective December 8, 1998.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions.


FTI Funds
-------------------------------------------------------------------------------

  Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                                             Increase (Decrease)
                                ---------------------------------------------
                                                Accumulated    Accumulated
                                                    Net     Distributions in
                                                 Realized     Excess of Net
   Fund Name                    Paid-in Capital    Loss     Investment Income
   ---------------------------  --------------- ----------- -----------------
   Small Capitalization Equity
    Fund                           $(485,195)    $(256,189)     $741,384
   ---------------------------
   International Equity Fund        (578,046)      634,915       (56,869)
   ---------------------------


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

  At November 30, 1998, Small Capitalization Equity Fund and International Equity Fund, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.


FTI Funds
-------------------------------------------------------------------------------

                                     Expiring  Expiring
   Fund                              in 2005   in 2006
   --------------------------------  -------- ----------
   Small Capitalization Equity Fund  $     -- $1,893,312
   --------------------------------  -------- ----------
   International Equity Fund          204,887         --
   --------------------------------  -------- ----------

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Foreign Exchange Contracts--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  At November 30, 1998, the Funds had outstanding foreign currency commitments as set forth below:

                             International Equity Fund

                        Currency Units to     In Exchange Contracts at  Unrealized
   Settlement Date       Deliver/Receive          For        Value     Appreciation
   ---------------   ------------------------ ----------- ------------ ------------
   Contracts Sold:
     1/19/99         832,109,700 Japanese Yen $6,983,715   $6,804,980    $178,735
     12/1/98         444,808 Pound Sterling      738,692      733,688       5,004
                                                                         --------
   Net Unrealized Appreciation on
    Foreign Exchange Contracts                                           $183,739
                                                                         ========

  Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results


FTI Funds
-------------------------------------------------------------------------------

  of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                              Small Capitalization
                                   Equity Fund        International Equity Fund
                            ------------------------- -------------------------
                             Year Ended   Year Ended   Year Ended   Year Ended
                            November 30, November 30, November 30, November 30,
                                1998         1997         1998         1997
--------------------------  ------------ ------------ ------------ ------------
Shares sold                  1,440,048    1,708,722    2,741,492    2,541,714
--------------------------
Shares issued to
shareholders in payment of
distributions declared          26,577        --           8,057       11,515
--------------------------
Shares redeemed               (798,731)    (489,606)    (723,136)    (301,180)
--------------------------   ---------    ---------    ---------    ---------
 Net change resulting from
 share transactions            667,894    1,219,116    2,026,413    2,252,049
--------------------------   =========    =========    =========    =========


FTI Funds
-------------------------------------------------------------------------------

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                                     Investment Advisory
   Fund                                Fee Percentage
   --------------------------------  -------------------
   Small Capitalization Equity Fund         1.00%
   --------------------------------
   International Equity Fund                1.00%
   --------------------------------

The Adviser may voluntarily choose to reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this reimbursement at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services for which it receives a fee. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds may compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of average daily net assets, annually, to compensate Edgewood Services, Inc.

For the period ended November 30, 1998, the Funds did not accrue or pay a distribution services fee.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds may pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended November 30, 1998, the Funds did not accrue or pay a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.



FTI Funds
-------------------------------------------------------------------------------

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date. For the year ended November 30, 1998, the Funds amortized organizational expenses as follows:

                                        Initial     Organizational
                                     Organizational    Expenses
   Fund                                 Expenses      Amortized
   --------------------------------  -------------- --------------
   Small Capitalization Equity Fund     $34,076         $6,906
   --------------------------------
   International Equity Fund            $34,072         $6,905
   --------------------------------

General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

   Fund                               Purchases     Sales
   --------------------------------  ----------- -----------
   Small Capitalization Equity Fund  $59,775,159 $50,670,655
   --------------------------------
   International Equity Fund         $68,836,851 $40,029,405
   --------------------------------

(6) Concentration of Credit Risk

Concentration of Credit Risk--International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country, region or industry may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1998, the diversification of industries for International Equity Fund was as follows:

                              % of
Industry                   Net Assets
--------                   ----------
Banks                        20.5%
Business Services            15.1%
Chemicals                     1.6%
Construction Materials        2.8%
Data Processing &
Reproduction                  1.7%
Drugs and Healthcare          1.1%
Electrical Utilities          2.9%
Electronics                   7.3%
Financial Services            1.8%
Food & Beverage               4.1%

                                 % of
Industry                      Net Assets
--------                      ----------
Health & Personal Care           8.5%
Household Appliances &
Furnishings                      4.4%
Industrial Components            1.6%
Insurance                        2.1%
Leisure Time                     2.2%
Merchandising                    4.5%
Miscellaneous                    1.9%
Other Utilities                  4.6%
Telecommunications Services     10.2%



FTI Funds
-------------------------------------------------------------------------------

(7) Year 2000 (Unaudited)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------------------------------------

To the Trustees and Shareholders of
FTI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FTI Small Capitalization Equity Fund and FTI International Equity Fund (two of the portfolios of FTI Funds) as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FTI Small Capitalization Equity Fund and FTI International Equity Fund of FTI Funds at November 30, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
January 20, 1999


Trustees                             Officers
-------------------------------------------------------------------------------
Peter A. Aron                        Edward C. Gonzales
                                      Chairman, President and Treasurer
Nancy L. Close
                                     Jeffrey W. Sterling
James C. Goodfellow                   Vice President and Assistant Treasurer

Edward C. Gonzales                   Jay S. Neuman
                                      Secretary
Burton J. Greenwald
                                     Timothy S. Johnson
                                      Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


         APPENDIX

A. The graphic representation here displayed consists of a boxed pie chart in the lower center of the page which shows the Sector Allocation for the FTI Small Capitalization Equity Fund as of November 30, 1998. The pie chart is made up of eight pieces labeled as follows (going clockwise starting from 12:00 noon): Science & Technology 28.6%, Intermediate & Capital Goods 5.9%, Transportation 2.1%, Financial 11.3%, Utilities 4.8%, Energy 4.2%, Drug & Health Care 14.3%, and Consumer 28.8%.

B. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. FTI Small Capitalization Equity Fund (the "Fund") is represented by a solid black line. The Russell 2000 Growth Index is represented by a series of dashes. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, and the Russell 2000 Growth Index. The "x" axis reflects computation periods from 12/22/95 to 11/30/98. The "y" axis reflects the cost of investment in $1,000 increments ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Russell 2000 Growth Index; the ending values are $13,603 and $11,944, respectively. Below the legend are the one-year and Start of Performance (12/22/95) Average Annual Total Returns for the for the period ended November 30, 1998; the Average Annual Total Returns are 5.34% and 11.02%, respectively.

C. The graphic representation here displayed consists of a boxed pie chart in the upper left portion of the page which shows the Regional Allocation for the FTI International Equity Fund as of November 30, 1998. The pie chart is made up of five pieces labeled as follows (going clockwise starting from 12:00 noon): Cash 3%, Latin America Asia Pacific, Japan 15%, U.K./Ireland 25%, and Europe 57%.

D. The graphic representation here displayed consists of a boxed pie chart in the upper right portion of the page which shows the Sector Allocation for the FTI International Equity Fund as of November 30, 1998. The pie chart is made up of seven pieces labeled as follows (going clockwise starting from 12:00 noon): Consumer 25%, Drug & Health 11%, Science & Technology 21%, Intermediate & Capital Goods 10%, Financials 23%, and Utilities 5%.

E. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. FTI International Equity Fund (the "Fund") is represented by a solid black line. The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is represented by a series of dashes. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, and the MSCI EAFE. The "x" axis reflects computation periods from 12/22/95 to 11/30/98. The "y" axis reflects the cost of investment in $1,000 increments ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI EAFE; the ending values are $14,252 and $12,462, respectively. Below the legend are the one-year and Start of Performance (12/22/95) Average Annual Total Returns for the for the period ended November 30, 1998; the Average Annual Total Returns are 14.61% and 12.80%, respectively.